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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2007

                              ONCOLOGIX TECH, INC.
           (Name of Small Business Issuer as Specified in Its Charter)


                                    0-15482
                             ----------------------
                            (Commission File Number)

             Nevada                                              86-1006416
 ------------------------------                               -----------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                    3725 Lawrenceville-Suwanee Rd., Suite B-4
                                Suwanee, GA 30024
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                    (Address of principal executive offices)

                                 (770) 831-8818
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01     Other Events.

         On September 10, 2007 Oncologix Tech Inc. issued a letter to its shareholders regarding upcoming events and milestones. The letter details the company's anticipated performance against its project schedules and participation in scientific meetings. We have chosen to issue this shareholder letter, as part of this press release, to take advantage of the speed and economy of today's internet world.

         Specifically, the letter outlines timing for major project milestones, such as animal testing and clinical studies following the earlier release of a new design for its Oncosphere product. Additionally, the letter announces Oncologix's participation as an exhibitor at the annual scientific meeting for the American Society of Radiology and Oncology (ASTRO) from October 28 through November 1, 2007.

ITEM 9.01     Financial Statements and Exhibits

(a)      Exhibits
         --------

Exhibit             Title

99                  Press release, issued by Oncologix Tech Inc. Dated September
                    10, 2007


         The information in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 13, 2007                 ONCOLOGIX TECH INC.


                                          By:  /s/  Andrew M. Green
                                             ----------------------------------
                                                    Andrew M. Green,
                                                    Chief Executive Officer and
                                                    President

                                          By:  /s/  Michael A. Kramarz
                                             ----------------------------------
                                                    Michael A. Kramarz,
                                                    Chief Financial Officer